                                                                   EXHIBIT 10.16

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), APPLICABLE STATE SECURITIES LAWS, OR APPLICABLE LAWS OF ANY FOREIGN JURISDICTION. THIS WARRANT AND SUCH UNDERLYING SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, RENOUNCED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS AND IN THE ABSENCE OF COMPLIANCE WITH APPLICABLE LAWS OF ANY FOREIGN JURISDICTION, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IN NOT REQUIRED AND SUCH FOREIGN JURISDICTION LAWS HAVE BEEN SATISFIED.

                               TOTAL SPORTS INC.
                            STOCK PURCHASE WARRANT

No. W-____                                                        318,500 Shares

     1.   Number and Price of Shares Subject to Warrant.  Subject to the terms
          ---------------------------------------------
and conditions herein set forth, ALLEN & COMPANY INCORPORATED or permitted assigns (the "Holder"), is entitled to purchase from Total Sports Inc., a Delaware corporation (the "Company"), at any time on or before the earliest to occur of the following: (i) June 30, 2005, or (ii) the closing of the Company's sale of all or substantially all of its assets or the acquisition of the Company by another entity by means of merger or other transaction as a result of which shareholders of the Company immediately prior to such acquisition dispose of at least ninety percent (90%) of their voting power of the Company as a part of such acquisition (the "Acquisition"), three hundred eighteen thousand five hundred (318,500) Shares (which number of shares is subject to adjustment as described below) of fully paid and nonassessable Common Stock of the Company (the "Shares") upon surrender hereof at the principal office of the Company and, at the election of the Holder hereof, upon either payment of the purchase price at said office in cash or by check or by the cancellation of any present or future indebtedness from the Company to the Holder hereof in a dollar amount equal to the purchase price of the Common Stock for which the consideration is being given, or by converting this Warrant as provided in Section 6.1 hereof. The Company shall give notice to the Holder of an Acquisition at least thirty
(30) days prior to the closing of such Acquisition. Subject to adjustment as hereinafter provided, the exercise price for one share of Common Stock (or such securities as may be substituted for one share of Common Stock pursuant to the provisions hereinafter set forth) shall be equal to $7.106. The exercise price for one share of Common Stock (or such securities as may be substituted for one share of Common Stock pursuant to the provisions hereinafter set forth) payable from time to time upon the exercise of this Warrant (whether such price be the price specified above or an adjusted price determined as hereinafter provided) is referred to herein as the "Warrant Price."

     2.   Adjustment of Warrant Price, Number and Kind of Shares.  The Warrant
          ------------------------------------------------------
Price and the number and kind of securities issuable upon the exercise of this Warrant shall be subject to adjustment from time to time and the Company agrees to provide notice upon the happening of certain events as follows:

          2.1  Dividends in Stock Adjustment. In case at any time or from time
               -----------------------------
to time on or after the date hereof the holders of the Common Stock of the Company (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received, or, on or after the record date fixed for the determination of eligible shareholders, shall have become entitled to receive, without payment therefor, other or additional securities or other property (other than cash) of the Company by way of dividend or distribution, then and in each case, the holder of this Warrant shall, upon the exercise hereof, be entitled to receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of such other or additional securities or other property (other than cash) of the Company which such holder would hold on the date of such exercise had it been the holder of record of such Common Stock on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional securities or other property receivable by it as aforesaid during such period, giving effect to all adjustments called for during such period by this subsection 2.1 and subsections 2.2, 2.3, 2.4 and 2.5 of this Section 2.

          2.2  Reclassification, Reorganization and Other Adjustment. In case of
               -----------------------------------------------------
any reclassification or change of the outstanding securities of the Company or of any reorganization of the Company (or any other corporation the stock or securities of which are at the time receivable upon the exercise of this Warrant) or in the event of a consolidation or merger of the Company with another corporation, or a sale, transfer or other disposition to another corporation of the properties and assets of the Company, which does not constitute an Acquisition or other transaction pursuant to which the Common Stock is automatically or mandatorily converted, retired or otherwise eliminated (any such event, other than an Acquisition, is referred to herein as an "Adjustment Event") on or after the date hereof, then and in each such case the Company shall give the holder of this Warrant at least thirty (30) days notice of the proposed effective date of such Adjustment Event, and the holder of this Warrant, upon the exercise hereof at any time after the consummation of such Adjustment Event, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities or property to which such holder would have been entitled upon such consummation if such holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in subsections 2.1, 2.2, 2.3, 2.4 and 2.5 of this Section 2.

          2.3  Stock Splits and Reverse Stock Splits. If at any time on or after
               -------------------------------------
the date hereof the Company shall subdivide its outstanding shares of Common Stock into a greater number of shares, the Warrant Price in effect immediately prior to such subdivision shall thereby be proportionately reduced and the number of shares receivable upon exercise of this Warrant shall thereby be proportionately increased; and, conversely, if at any time on or after the date hereof the outstanding number of shares of Common Stock shall be combined into a smaller number of shares, the Warrant Price in effect immediately prior to such combination shall thereby be proportionately increased and the number of shares receivable upon exercise of this Warrant shall thereby be proportionately decreased.

          2.4  Common Stock Distribution.
               -------------------------

               (a) If and whenever the Company issues or sells, or in accordance with Section 2.5 below is deemed to have issued or sold, any shares of Common Stock for a consideration per share less than the Warrant Price in effect immediately prior to the time of such issue or sale, then immediately upon such issue or sale or deemed issue or sale the Warrant Price shall be reduced to a price determined by dividing (i) the sum of (1) the product derived by multiplying the Warrant Price in effect immediately prior to such issue or sale by the number of shares of Common Stock Deemed Outstanding (as defined below) immediately prior to such issue or sale, plus (2) the consideration, if any, received by the Corporation upon such issue or sale, by (ii) the number of shares of Common Stock Deemed Outstanding immediately after such issue or sale. "Common Stock Deemed Outstanding" means, at any given time, the number of shares of Common Stock actually outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding assuming exercise and/or conversion of the Corporation's Options and Convertible Securities (as defined below), whether or not such Options or Convertible Securities are actually exercisable at such time.

               (b) Notwithstanding any provision in this Section 2, pursuant to the closing of a Qualified Public Offering (as defined below) in which the price per share at which shares of the Company's Common Stock are initially sold to the public is less than the Warrant Price, then, upon the written consent of the Holder, the Warrant Price in effect immediately prior to the closing of the Qualified Public Offering shall be reduced to such price per share at which shares of the Corporation's Common Stock are initially sold to the public in such Qualified Public Offering.

               (c) Notwithstanding any provision in this Section 2, there shall be no adjustment to the Warrant Price hereunder with respect to (i) the issuance or sale of up to that number of shares or options to purchase shares of the Corporation's Capital Stock (subject to adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization) as are specified in Section 4(E)(2)(c) of the Company's Certificate of Incorporation, as it may be amended from time to time, at a price per share less than such Warrant Price, to officers, directors or employees of or consultants to the Company pursuant to plans or arrangements approved by the Company's Board of Directors; provided that such number of shares shall be increased by the number of shares that are subject to options outstanding on the date specified in
Section 4(E)(2)(c) of the Company's Certificate of Incorporation, as it may be amended from time to time, or granted thereafter, that expire unexercised; (ii) the exercise of the Company's Options outstanding as of the date hereof and
(iii) the issuance of Common Stock upon conversion of the Preferred Stock of the Company.

          2.5  Effect on Conversion Price of Certain Events. For purposes of
               --------------------------------------------
determining the adjusted Warrant Price under Section 2.4 above, the following shall be applicable:

               (a)  Issuance of Rights or Options.  If the Company in any manner
                    ----------------------------
     grants or sells any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities (as defined below) ("Options") and the price per share for which Common Stock is issuable upon the exercise of such Options, or upon conversion or exchange of any stock or securities directly or indirectly convertible into or exchangeable for Common Stock ("Convertible Securities") issuable upon exercise of such Options, is less than the Warrant Price in effect immediately prior to the time of the granting or sale of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Options for such price per share. For purposes of this paragraph, the "price per share for which Common Stock is issuable" shall be determined by dividing (A) the total amount, if any, received or receivable by the Company as consideration for the granting or sale of such Options, plus the minimum aggregate amount of additional consideration payable to the Company upon exercise of all such Options, plus in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Company upon the issuance or sale of such Convertible Securities and the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options. No further adjustment of the Warrant Price shall be made when Convertible Securities are actually issued upon the exercise of such Options or when Common Stock is actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

          (b)  Issuance of Convertible Securities. If the Company in any manner
               ----------------------------------
     issues or sells any Convertible Securities and the price per share for which Common Stock is issuable upon conversion or exchange thereof is less than the Warrant Price in effect immediately prior to the time of such issue or sale, then the maximum number of shares of Common Stock issuable upon conversion or exchange of such Convertible Securities shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this paragraph, the "price per share for which Common Stock is issuable" shall be determined by dividing (A) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities. No further adjustment of the Warrant Price shall be made when Common Stock is actually issued upon the conversion or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustments of the Warrant Price had been or are to be made pursuant to other provisions of this Section 2, no further adjustment of the Warrant Price shall be made by reason of such issue or sale.

          (c)  Change in Option Price or Conversion Rate. If the purchase price
               -----------------------------------------
     provided for in any Options, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities or the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock is reduced at any time, the applicable Warrant Price in effect at the time of such change shall be immediately adjusted to the Warrant Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold.

               (d)  Treatment of Expired Options and Unexercised Convertible
                    --------------------------------------------------------
     Securities.  Upon the expiration of any Option or the termination of any
     ----------
     right to convert or exchange any Convertible Security without the exercise of any such Option or right, the Warrant Price then in effect hereunder shall be adjusted immediately to the Warrant Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Security, to the extent outstanding immediately prior to such expiration or termination, never been issued.

               (e)  Calculation of Consideration Received.  If any Common Stock,
                    -------------------------------------
     Option or Convertible Security is issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor (net of discounts, commissions and related expenses). If any Common Stock, Option or Convertible Security is issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company shall be the Market Price (as defined below) thereof as of the date of receipt. If any Common Stock, Option or Convertible Security is issued to the owners of the non-surviving entity in connection with any merger in which the Corporation is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Option or Convertible Security, as the case may be. The fair value of any consideration other than cash and securities shall be determined in good faith by the Company's Board of Directors. "Market Price" of any security means the average of the closing prices of such security's sales on the principal securities exchanges on which such security may at the time be listed, or, if there has been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the last sale prices quoted in the NASDAQ System, or if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of five days consisting of the day prior to the day as of which "Market Price" is being determined and the five consecutive business days prior to such day.

               (f)  Integrated Transactions.  In case any Option is issued in
                    -----------------------
     connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Option by the parties thereto, the Option shall be deemed to have been issued for such consideration as shall be determined in good faith by the Company's Board of Directors.

               (g)  Treasury Shares.  The number of shares of Common Stock
                    ---------------
     outstanding at any given time shall not include shares owned or held by or for the account of the Company or any subsidiary, and the disposition of any shares so owned or held shall be considered an issue or sale of Common Stock.

               (h)  Record Date. If the Company takes a record of the holders of
                    -----------
     Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issuance or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or upon the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

               (i) Notwithstanding anything to the contrary contained herein, there shall be no adjustment pursuant to this Section 2.5:

                    (i) if prior to the issuance of Common Stock, Options or Convertible Securities, the Company receives written notice from the Holder of the Warrant, agreeing that no such adjustment shall be made as the result of such issuance; or

                    (ii) with respect to shares of Common Stock issued or
                         issuable (1) as a dividend or distribution on Preferred Stock of the Company or (2) by reason of a dividend, stock split, split-up or other distribution on shares of Common Stock issued pursuant to this clause (ii).

          2.6  Special Reduction in Absence of Strategic Partnership. If the
               -----------------------------------------------------
Company fails to enter into a Strategic Partnership by the date twelve (12) months after the date of this Warrant, on such date the number of shares for which this Warrant may be exercised shall automatically be reduced by the number of shares equal to 28.57% of the shares for which it may be exercised immediately prior to such adjustment. For purposes of this Warrant, "Strategic Partnership" shall mean an acquisition, investment, business combination, merger, sale of stock or assets, joint venture, or any similar transaction, whereby shares of the Company's stock constituting at least 15% of the total voting power of the Company or of any existing or newly-formed subsidiaries of the Company, are transferred to a third party, where the third party's primary business is as an operator or manager of broadcasting, media or entertainment assets, such as broadcast television, radio or cable television networks or stations.

     3.   No Fractional Shares.  No fractional shares of Common Stock will be
          --------------------
issued in connection with any subscription hereunder. In lieu of any fractional shares that would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the fair market value of one share of Common Stock on the date of exercise, as determined in good faith by the Company's Board of Directors.

     4.   No Shareholder Rights.  This Warrant as such shall not entitle its
          ---------------------
holder to any of the rights of a shareholder of the Company until the holder has exercised this Warrant in accordance with Section 6 hereof.

     5.   Reservation of Stock.  The Company covenants that during the period
          --------------------
this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of this Warrant. The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

     6.   Exercise of Warrant.
          -------------------

          6.1  Procedure for Exercise; Closing. This Warrant may be exercised,
               -------------------------------
in whole or in part, by Holder by the surrender of this Warrant at the principal office of the Company, accompanied by payment in full of the exercise price of the shares purchased thereby or accompanied by a duly completed notice of the Holder of its intent to convert this Warrant (or any portion thereof) as provided below. The exercise price shall be payable, at the option of the Holder, (i) by certified or bank check, or (ii) by cancellation of indebtedness owed by the Company to the Holder in an amount equal to the exercise price. In lieu of exercise of any portion of this Warrant as provided by items (i) and
(ii) above, this Warrant (or any portion thereof) may, at the election of the Holder, be converted into the nearest whole number of Shares equal to: (1) the product of (a) the number of Shares then issuable upon the exercise of the portion of the Warrant being converted and (b) the excess, if any, of (I) the Market Price with respect to the date of conversion over (II) the Warrant Price in effect on the date of conversion, divided by (2) the Market Price with respect to the date of conversion. This Warrant shall be deemed to have been exercised (or converted, as the case may be) immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person or entity entitled to receive the shares or other securities issuable upon such exercise or conversion shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. As promptly as practicable, the Company shall issue and deliver to the person or entity entitled to receive the same a certificate or certificates for the number of full shares of Common Stock issuable upon such exercise or conversion, together with cash in lieu of any fraction of a share as provided above. The shares of Common Stock issuable upon exercise or conversion hereof shall, upon their issuance, be fully paid and nonassessable. Unless this Warrant has expired or been exercised (and/or converted) in full, a notation on this Warrant stating the number of shares exercised shall be made by the Company and this Warrant shall then be returned to the Holder within five business days.

          6.2  Determination of Appraised Market Value for Conversion of
               ---------------------------------------------------------
Warrant.  If at any time the shares of Common Stock are not publicly traded, the
-------
Market Price shall mean the "Appraised Market Value;" provided, however, that the Market Price for a share of Common Stock sold pursuant to a public offering by the Company shall be deemed to be the price received by the Company for such share. The "Appraised Market Value" shall mean the market value of the Common Stock as agreed by the Company and the Holder hereof or, if the Company and the Holder cannot agree, as determined by a valuation by an investment banking company suitable to the Company and the Holder. In the event the parties cannot agree on an investment banking company to perform the valuation described above, the Company and the Holder shall each select an investment banking company and the two investment banking companies so selected shall select a third investment banking company that shall determine the market value. In determining the Appraised Market Value of the Common Stock, no discount shall be applied because the shares held by the Holder (i) have not been registered under the Securities Act, or (ii) represent a minority interest in the Company. The fees and expenses of the investment banking companies shall be borne by the Company.

     7.   Certificate of Adjustment.  Whenever the Warrant Price or number or
          -------------------------
type of securities issuable upon exercise of this Warrant is adjusted, as herein provided, the Company shall promptly deliver to the record holder of this Warrant a certificate of an officer of the Company setting forth the nature of such adjustment and a brief statement of the facts requiring such adjustment.

     8.   Notice of Proposed Transfers.  Prior to any proposed transfer of this
          ----------------------------
Warrant, the shares of Common Stock received on the exercise or conversion of this Warrant (the "Securities"), unless there is in effect a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), covering the proposed transfer, the Holder thereof shall give written notice to the Company of such Holder's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and shall, if the Company so requests, be accompanied (except in transactions in compliance with Rule 144) by either (i) an unqualified written opinion of legal counsel who shall be reasonably satisfactory to the Company addressed to the Company and reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed transfer of the Securities may be effected without registration under the Securities Act, or
(ii) a "no action" letter from the Securities Exchange Commission (the "Commission") to the effect that the transfer of such Securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the Holder of the Securities shall be entitled to transfer the Securities in accordance with the terms of the notice delivered by the Holder to the Company; provided, however,
                                                            -----------------
no such registration statement or opinion of counsel shall be necessary for a transfer by a Holder to any affiliate of such Holder, or a transfer by a Holder which is a partnership to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner or the transfer by gift, will or intestate succession of any partner to his spouse or lineal descendants or ancestors, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if such transferee were the original Holder hereunder. Each certificate evidencing the Securities transferred as above provided shall bear the appropriate restrictive legend set forth above, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for the Company such legend is not required in order to establish compliance with any provisions of the Securities Act.

     9.   Replacement of Warrants.  Upon receipt by the Company of evidence
          -----------------------
reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of the Warrant, and in the case of any such loss, theft or destruction of the Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrant if mutilated, the Company will execute and deliver, in lieu thereof, a new Warrant of like tenor.

     10.  Registration Rights.  The Company agrees to extend to the Shares
          -------------------
certain registration rights on the same terms and conditions as such rights shall be extended to purchasers of the Company's shares of Series C Preferred Stock and, to that end, the Company shall ensure that the definition of "Registrable Securities" included in such agreement between the Company and the holders of its Series C Preferred Stock providing for such registration rights shall include the Shares.

     11.  Miscellaneous.  This Warrant shall be governed by the laws of the
          -------------
State of North Carolina. The headings in this Warrant are for purposes of convenience of reference only, and shall not be deemed to constitute a part hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provisions. All notices and other communications from the Company to the holder of this Warrant shall be delivered personally or mailed by first class mail, postage prepaid, to the address furnished to the Company in writing by the last holder of this Warrant who shall have furnished an address to the Company in writing, and if mailed shall be deemed given three days after deposit in the U.S. Mail.

     12.  Taxes.  The Company shall pay all taxes and other governmental charges
          -----
that may be imposed in respect of the issuance or delivery of the Shares or any portion thereof.

     13.  Amendment.  Any term of this Warrant may be amended with the written
          ---------
consent of the Company and the warrant holder. Any amendment effected in accordance with this Section 13 shall be binding upon the Holder of this Warrant, each future holder of such Warrant, and the Company.



     ISSUED this 22/nd/ day of September 1998.



                                        TOTAL SPORTS INC.
                                        a Delaware corporation



                                        By:_________________________________
                                        Title:______________________________